UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 6, 2025
WK Kellogg Co
(Exact name of registrant as specified in its charter)

Delaware	1-41755	92-1243173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Kellogg Square, P.O. Box 3599
Battle Creek, Michigan 49016-3599
(Address of principal executive offices, including zip code)
(269) 401-3000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value per share	KLG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 2.02. Results of Operations and Financial Condition.
On May 6, 2025, WK Kellogg Co (the “Company”) issued a press release announcing its financial results for the quarter ended March 29, 2025, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.
a) On May 1, 2025, the Company held its Annual General Meeting of Shareowners of the Company (the “AGM”).
b) Michael Corbo, Ramón Murguía and Mindy Sherwood were re-elected for a one-year term.
c) Three matters were voted on at the AGM: the re-election of three directors described in (b) above; an advisory resolution to approve executive compensation; and the ratification of PricewaterhouseCoopers LLP ("PwC") as the Company’s independent registered public accounting firm for fiscal year 2025.
The final results of voting on each of the matters submitted to a vote of shareowners are as follows:

1. Election of Directors	For	Against	Abstentions	Broker Non-Votes
1a. Michael Corbo	54,734,650	2,918,174	276,235	13,644,307
1b. Ramón Murguía	55,168,611	2,459,311	301,137	13,644,307
1c. Mindy Sherwood	55,264,291	2,369,309	295,459	13,644,307

	For	Against	Abstentions	Broker Non-Votes
2. Advisory resolution to approve executive compensation was approved	55,241,379	2,196,404	491,276	13,644,307

	For	Against	Abstentions
3. Ratification of PwC as the Company's independent registered public accounting firm was approved	70,913,474	327,762	332,130

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated May 6, 2025.
Exhibit 104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WK KELLOGG CO

Date: May 6, 2025	/s/ David McKinstray
Name: David McKinstray
Title: Chief Financial Officer